UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 31, 2012
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Change in Registrant’s Certifying Accountant

Effective on May 31, 2012, Vista Gold Corp. (the “Registrant”) changed auditors from PricewaterhouseCoopers LLP, Vancouver, British Columbia (“PWC Vancouver”) to PricewaterhouseCoopers, LLP, Denver, Colorado (“PWC Denver”).  The change was made because the Registrant has switched to reporting its financial statements pursuant to United States generally accepted accounting principles and its principal place of business is located in a suburb of Denver.  Therefore, conducting the Registrant’s audit out of the Vancouver office of PricewaterhouseCoopers LLP was no longer cost effective to the Registrant.  On May 31, 2012, at the request of the Registrant and upon mutual agreement, PWC Vancouver resigned as the principal independent registered public accountant of the Registrant.  The request for resignation of PWC Vancouver was recommended and approved by the Registrant’s audit committee.

PWC Vancouver’s principal accountant reports on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years and any interim period preceding the resignation of PWC Vancouver, the Registrant is not aware of any disagreements with PWC Vancouver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC Vancouver, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of PWC Vancouver.

PWC Vancouver has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

Effective May 31, 2012, the Registrant, upon the recommendation of its audit committee, engaged PWC Denver as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with PWC Denver regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did PWC Denver provide either a written report or oral advice that PWC Denver concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, Vancouver, British Columbia, dated June 5, 2012.

 SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: June 5, 2012	By: /s/Fred Earnest Fred Earnest Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, Vancouver, British Columbia, dated June 5, 2012.